                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                 ---------------------------------------------

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                 ---------------------------------------------

                                NETOBJECTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                                        94-3233791
(State of Incorporation)                (IRS Employer Identification Number)

                               301 Galveston Drive
                          Redwood City, California 94063
                                 (650) 482-3238

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                 ---------------------------------------------

 If this form relates to the                If this form relates to the
 registration of a class of securities      registration of a class of
 pursuant to Section 12(b) of the           securities pursuant to
 Exchange Act and is effective pursuant     Section 12(g) of the Exchange Act
 to General Instruction A.(c), please       and is effective pursuant to
 check the following box.  [  ]             General Instruction A.(d), please
                                            check the following box.  [X]*

 Securities Act registration statement file number to which this form relates:
                         333-71893 (if applicable)

 * This form shall become effective upon the effectiveness of the Securities Act registration statement relating to the class of securities being registered concurrently herewith in accordance with Rule 12d1-2(c)(2)

      Securities to be registered pursuant to Section 12(b) of the Act:

 Title of Each Class                          Name of Each Exchange on Which
 to be So Registered                          Each Class is to be Registered
 ----------------------                       ---------------------------------
                                     None

      Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.01 par value per share
                               (Title of Class)

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

          The response to this item is incorporated by reference from the information contained under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," contained in the Registration Statement on Form S-1, as filed by the Registrant with the Securities and Exchange Commission on February 5, 1999 under the Securities Act of 1933, as amended.

Item 2.  Exhibits.

          3.1.1 Restated Certificate Incorporation (as will be effective on closing of the offering)

          3.2.1 Amended and Restated Bylaws (as will be effective on closing of the offering)

          INCORPORATED BY REFERENCE FROM THE EXHIBIT OF THE SAME NUMBER IN THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1999.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: May 4, 1999

                                       NETOBJECTS, INC.

                                       By: /s/ Russell F. Surmanek
                                           -----------------------------------
                                           Russell F. Surmanek
                                           Executive Vice President, Finance
                                           and Operations, and Chief
                                           Financial Officer